Exhibit 10.4

Addendum to the Purchase and Sale Agreement Dated September 26, 2008 between Valcent USA,
Inc. (the “Purchaser”), Global Green Solutions Inc. (the “Seller”), and Vertigro Algae
Technologies LLC (the “Company”), (collectively the “Parties”) (the “Agreement”)

The Parties hereby agree to amend item 2. (b) of the Agreement such that the closing of the Purchase (the “Closing”) shall take place at 10:00 a.m. Pacific Time on the first business day that is 180 days from the date of the Agreement, or on such date and time as the Parties may otherwise mutually agree (the “Closing Date”).

All other terms and conditions of the Agreement remain in effect and unchanged.

This Addendum may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same Addendum.

In WITNESS WHEREOF, the Parties have executed this Addendum to the Agreement as of December 5, 2008.

Purchaser:

Valcent USA, Inc.

By: GERRY JARDINE
Name: Gerry Jardine
Title: Director

Seller:

Global Green Solutions Inc.

By: ELDEN SCHORN
Name: Elden Schorn
Title: Chairman of the Board

Company:

Vertigro Algae Technologies, LLC

By: F. GEORGE ORR
Name: F. George Orr
Title: Director

By: M. ELDEN SCHORN
Name: Elden Schorn
Title: Director